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                                                                    Exhibit 10.5

20 August, 2001


UPC Polska, Inc.                            UPC Polska, Inc.
4643 Ulster Street                          IX p.
Suite 1300                                  ul. Szturmowa 2a
Denver                                      02-678 Warszawa
Colorado 80237                              Poland
USA


Poland Communications, Inc.                 Poland Communications, Inc.
4643 Ulster Street                          IX p.
Suite 1300                                  ul. Szturmowa 2a
Denver                                      02-678 Warszawa
Colorado 80237                              Poland
USA

Attention:  Dorothy Hansberry

SUBORDINATION OF RIGHT TO RECEIVE PAYMENTS UNDER SECURITIES ISSUED PURSUANT TO THE INDENTURES UPON A LIQUIDATION OF UPC POLSKA, INC.

Reference is made to (i) that certain Indenture dated as of July 14, 1998 between UPC Polska, Inc. (formerly known as @Entertainment, Inc.) (the "COMPANY") and Bankers Trust Company as trustee (the "TRUSTEE") relating to the $252,000,000 aggregate principal amount at maturity 14 1/2% Senior Discount Notes due 2008 and 14 1/2% Series B Senior Discount Notes due 2008, (ii) that certain Indenture dated as of January 20, 1999 between the Company and the Trustee relating to the $36,001,321 aggregate principal amount at maturity 7% Series C Senior Discount Notes due 2008, (iii) that certain Indenture dated as of January 27, 1999, between the Company and the Trustee relating to the 14 1/2% Senior Discount Notes due 2009 and the 14 1/2% Series B Senior Discount Notes due 2009 and (iv) that certain Indenture dated as of October 31, 1996 between Poland Communications, Inc. and State Street Bank and Trust Company relating to the 9% Series B Senior Notes due 2003 (collectively, the "INDENTURES").

Capitalized terms used in this letter but not defined herein shall the meanings ascribed to them in the Indentures.

For such time as any amount remains outstanding under the Qualified Loan Agreement dated __ August, 2001 between Belmarken Holding B.V. as Lender and the Company as Borrower (the "QUALIFIED LOAN"), United Pan-Europe Communications N.V. ("UPC") hereby agrees that upon a liquidation of the Company, UPC's right to receive any and all payments due to it as a holder of Securities issued pursuant to the Indentures is

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subordinated in right of payment to the repayment by the Company of any and all sums owing by it under the Qualified Loan.

of UPC of all Securities held by UPC pursuant to the Indentures and (d) UPC's revocation of this letter.

UNITED PAN-EUROPE COMMUNICATIONS N.V.

By:     /s/ TON TUIJTEN                        By:     /s/ GENE MUSSELMAN
       --------------------                        -------------------------

Name:  Ton Tuijten                             Name:   Gene Musselman
Title: Director                                Title:  Director